UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CVR Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

CVR Energy, Inc.

To Be Held On:

Tuesday, June 17, 2014 at 10:00 a.m. (Central Time)

Sweetwater Country Club, 4400 Palm Royale Boulevard, Sugar Land, Texas 77479

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail as provided below. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 30, 2014.

Please visit http://annualreport.cvrenergy.com, where the following materials are available for view:
• Letter to Stockholders • Annual Report • Proxy Statement • Proxy Card

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	TELEPHONE: To vote by telephone, please visit http://annualreport.cvrenergy.com to view the materials and to obtain the toll free number to call.

MAIL: You may visit http://annualreport.cvrenergy.com and print and return a proxy card in accordance with the instructions included in our proxy materials, or you may request a proxy card by following the instructions above.

IN PERSON: You may vote your shares in person by attending the Annual Meeting and adhering to the requirements outlined in the proxy materials.

VOTING ITEMS:	The Board of Directors recommends you vote FOR the following proposals:

1.	To elect nine directors for the terms of one year each, to serve until their successors have been duly elected and qualified.	2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2014.

		3.	To approve, by a non-binding, advisory vote, our named executive officer compensation (“Say-on-Pay”).
	NOMINEES:
	Bob G. Alexander SungHwan Cho Carl C. Icahn Vincent J. Intrieri John J. Lipinski Samuel Merksamer Stephen Mongillo Andrew Roberto James M. Strock	4.

To approve the Company’s 2007 Long-Term Incentive Plan and awards granted thereunder to the Company’s President and Chief Executive Officer, in accordance with Section 162(m) of the Internal Revenue Code.

These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 21, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.